EXHIBIT 99.36


         Debt to Income of IO
            Mortgage Loans
         Collateral as of date:                 9/1/2005

                                                                                  AVG               WA              WA         WA
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                             Aggregate Principal     % of Aggregate IO
    Debt to       Number       Balance as of         Principal Balance
 Income Buckets  of Loans      Cut-off Date          as of Cut-off Date     CURRENT BALANCE      GROSS CPN       COMBLTV      FICO
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Total:
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                                       Aggregate          % of Aggregate
        Type       Number         Principal Balance     IO Principal Balance
        of IO      of Loans       as of Cut-off Date     as of Cut-off Date
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24                     402          $102,244,272.18             40.35
36                     532          $124,415,896.63              49.1
60                     101           $26,755,736.93             10.56
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Total:               1,035          $253,415,905.74               100
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           Fico Scores of IO
             Mortgage Loans
         Collateral as of date:

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                                  Aggregate           % of Aggregate
  Fico Score     Number       Principal Balance     IO Principal Balance          AVG               WA             WA       WA
    Buckets     of Loans     as of Cut-off Date      as of Cut-off Date      CURRENT BALANCE     GROSS CPN       COMBLTV   FICO
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<= 540
541 - 560             13         $3,202,832.10             1.26                $246,371.70        6.993          82.63      549
561 - 580            140        $32,264,229.91            12.73                $230,458.79        7.471          85.06      572
581 - 600            274        $60,967,105.12            24.06                $222,507.68        7.209          89.16      591
601 - 620            307        $75,192,891.62            29.67                $244,927.99        6.978          89.14      611
621 - 640            249        $64,321,839.37            25.38                $258,320.64        6.607          89.34      630
641 - 660             26         $7,561,186.85             2.98                $290,814.88        6.428          85.64      649
661 - 680             12         $3,933,953.77             1.55                $327,829.48        6.043          77.96      667
681 - 700              7         $2,965,750.00             1.17                $423,678.57        6.139          75.59      689
701 - 720              2           $563,315.00             0.22                $281,657.50        5.962          93.14      714
721 - 740              2           $698,802.00             0.28                $349,401.00        6.223          95.44      738
741 - 760              2         $1,241,000.00             0.49                $620,500.00        5.712          83.08      744
> 760                  1           $503,000.00              0.2                $503,000.00          5.5          76.21      766
Total:             1,035       $253,415,905.74              100                $244,846.29        6.948          88.13      610
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